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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): MAY 31, 2001



                           METRETEK TECHNOLOGIES, INC.
                           ---------------------------
             (Exact name of Registrant as specified in its charter)



    DELAWARE                            0-19793                84-11698358
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(State or other jurisdiction    (Commission File Number)     (I.R.S Employer
of incorporation)                                            Identification No.)



            600 17TH STREET, SUITE 800 NORTH, DENVER, COLORADO 80202
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               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (303) 416-9200
                                                           --------------

                                 NOT APPLICABLE
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)




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ITEM 5.    OTHER EVENTS.

         On May 31, 2001, Metretek Technologies, Inc., a Delaware corporation (the "Company"), together with its wholly-owned subsidiaries Metretek, Incorporated, a Florida corporation ("Metretek Florida"), and Southern Flow Companies, Inc., a Delaware corporation ("Southern Flow"), along with Sigma VI, Inc., a Florida corporation and Metretek Florida's wholly-owned subsidiary ("Sigma VI"), as pledgor, entered into a Sixth Amendment (the "Amendment") to the Loan and Security Agreement, dated as of April 14, 1998 (the "Loan Agreement"), between the Company, Metretek Florida, Southern Flow and Sigma VI with National Bank of Canada, a Canadian chartered bank (the "Lender"). The Amendment extends the "Maturity Date" of the Loan Agreement until September 30, 2001, subject to earlier termination upon (i) the occurrence of any default under the Loan Agreement, (ii) the failure of the Company to perform its obligations under the Amendment, (iii) an event that, with notice of the passage of time or both, constitutes an "Event of Default" under the Loan Agreement or any other agreement or (iv) a default in the Company's obligation to pay interest. The Amendment facilitates a mutual agreement by the parties to terminate their relationship and the Loan Agreement.

         The Amendment, a copy of which is filed as an exhibit hereto, amends certain provisions in the Loan Agreement, including (i) reducing the maximum available amount of loan availability from $5 million to $3 million; (ii) increasing the rate of interest by one percent (1%); (iii) modifying the minimum tangible net worth covenant to not less than $5,387,000, counting all approved subordinate debt and Series B Preferred Stock as equity; (iv) requiring the Company, on a consolidated basis, to maintain a positive net profit before taxes, preferred stock dividends, depreciation, amortization, extraordinary gains and income from cancellation of debt; and (v) waiving the requisite 2 to 1 ratio of consolidated earnings before interest, taxes, depreciation, amortization and extraordinary gains to interest expense for the period ending March 31, 2001.

         The Company intends to pay off the balance of the Loan Agreement and terminate the credit facility by no later than the Maturity Date, and has made a refinancing commitment in the Amendment to that effect. In lieu of refinancing the Loan Agreement with a similar agreement with a third party, the Company may also seek to raise additional funds from the proceeds of public or private financings, debt financings or other sources. The Company may seek additional capital funds through financing at the parent or the subsidiary level, depending upon the availability of capital, market conditions, its consolidated operations and operations of that subsidiary. In addition, if the Company raises additional capital by issuing capital stock or securities convertible into convertible stock, stockholders could suffer here dilution of represented ownership interest, and the new capital stock or other securities could have rights, preferences or privileges senior to those of our current stockholders. Depending on how it is structured, any capital raising could require the consent of the holders of the Company's B Preferred Stock.

         The Company fully expects to be able to arrange for the refinancing and/or repayment and termination of the Loan Agreement by the Maturity Date. However, it cannot provide absolute assurance that it will be able to replace its current credit facility. Nor can it provide absolute assurance that sufficient additional funds can be obtained on terms satisfactory to its Series B Preferred Stock, if their consents are required. The Company's inability to obtain sufficient additional capital on a timely basis on terms that are acceptable could have a material adverse effect on the Company's business, financial condition and results of operations.



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'
         The foregoing description of the Amendment is qualified in its entirety by reference to the text of the Amendment, which is attached as an exhibit hereto and incorporated herein by this reference.

         This Form 8-K contains forward-looking statements within the meaning of and made under the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are all statements other than statements of historical facts, including but not limited to statements concerning management's plans, objectives, goals, strategies, hopes and beliefs about the Company's ability to refinance or otherwise pay off the credit facility and to raise additional capital. These forward-looking statements are based on the current plans, intentions, goals, strategies, type, beliefs and expectations of management as well as assumptions made by and information currently available to management. You are cautioned not to place undue reliance on these forward-looking statements. Forward-looking statements are not guarantees of future performance or events, but are subject to and qualified by a number of known and unknown risks, uncertainties and other factors that could cause actual results to differ materially from those express or implied by the forward-looking statements. These risks, uncertainties and other factors include, but are not limited to, the risks and uncertainties that are discussed in this report or that are discussed from time to time in the Company's other reports and filings with the Securities and Exchange Commission, including but not limited to the Company's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001 and the Company's Form 10-QSB for the quarter ended March 31, 2001. The Company does not intend, and it undertakes no duty or obligation, to update or revise any forward-looking statements for any reason, whether as the result of new information, future events or otherwise.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   EXHIBITS

            10.1 Sixth Amendment to Loan and Security Agreement and Loan Documents, dated as of May 31, 2001, by and among National Bank of Canada, Metretek Technologies, Inc., Southern Flow Companies, Inc., Metretek, Incorporated and Sigma VI, Inc.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     METRETEK TECHNOLOGIES, INC.



                                     By:  /s/ W. Phillip Marcum
                                          ---------------------------------
                                          W. Phillip Marcum
                                          President and Chief Executive Officer

Dated:   June 7, 2001



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                           METRETEK TECHNOLOGIES, INC.
                                    FORM 8-K

                               DATED MAY 31, 2001

                                  EXHIBIT INDEX
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         EXHIBIT NO.                DESCRIPTION
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              10.1                  Sixth Amendment to Loan and Security
                                    Agreement and Loan Documents, dated as of May 31, 2001, by and among National Bank of Canada, Metretek Technologies, Inc., Southern Flow Companies, Inc., Metretek, Incorporated and Sigma VI, Inc.



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